As filed with the Securities and Exchange Commission on June 10, 2003
                                                   Registration No. 333-________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ----------------------

                               GASCO ENERGY, INC.
             (Exact name of Registrant as specified in its charter)
         Nevada                                               98-0204105
(State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                       Identification Number)
                             14 Inverness Drive East
                              Building H, Suite 236
                            Englewood, Colorado 80112
                                 (303) 483-0044
                    (Address of Principal Executive Offices)
                             ----------------------

                  Gasco Energy, Inc. 2003 Restricted Stock Plan
                            (Full title of the plan)

                                  W. King Grant
                             Chief Financial Officer
                               Gasco Energy, Inc.
                             14 Inverness Drive East
                              Building H, Suite 236
                            Englewood, Colorado 80112
                     (Name and address for agent of service)

                                 (303) 483-0044
                     (Telephone number, including area code,
                              for agent of service)

                                   COPIES TO:
                                Michael P. Finch
                             Vinson & Elkins L.L.P.
                              2300 First City Tower
                                   1001 Fannin
                            Houston, Texas 77002-6760
                             ----------------------

                         CALCULATION OF REGISTRATION FEE
==================== ============= ================= ========== ===============
                                     Proposed        Proposed
                                     Maximum         Maximum
   Title of                       Offering Price    Aggregate       Amount of
   Securities       Amount to be     Offering        Offering     Registration
 to be Registered   Registered (1)  Per Share (2)     Price (2)       Fee (2)
------------------- --------------- ----------------- ---------- ---------------
Common Stock         425,000 Shares       $0.58      $246,500          $19.94
=================== =============== =============== ============ ===============
(1) The number of shares of common stock registered hereby pursuant to the Gasco Energy, Inc. 2003 Restricted Stock Plan is subject to adjustment to prevent dilution resulting from stock splits, stock dividends or similar transactions.
(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 (h) under the Securities Act of 1933. The maximum aggregate offering price is based on the average of the high and low sales prices of the registrant's common stock on June 6, 2003, as reported on the over-the-counter market.




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                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.

         Information required by Part I, Item 1 to be contained in the Section 10(a) Prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.

Item 2.  Registrant Information and Employee Plan Annual Information.

         Information required by Part I, Item 2 to be contained in the Section 10(a) Prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Commission on March 28, 2003;

         (b) The Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 2003, as filed with the Commission on May 15, 2003;

         (c) The Registrant's Current Reports on Forms 8-K (other than information furnished pursuant to Item 9 thereof) as filed with the SEC on January 14, 2003, February 5, 2003, February 18, 2003, March 4, 2003, April 9, 2003 and June 6, 2003; and;

         (d) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 10SB12G/A filed with the SEC on July 23, 1999.

         In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

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

Item 6.  Indemnification of Directors and Officers.

         Section 78 of the Nevada General Corporation Law ("NGCL") provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he is not liable pursuant to NGCL Section 78 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 78 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he is not liable pursuant to NGCL Section 78 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court or other court of competent jurisdiction in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court or other court of competent jurisdiction shall deem proper.

         Our amended and restated articles of incorporation provides that indemnification shall be to the fullest extent permitted by the NGCL for all of our current or former directors or officers.

         As permitted by the NGCL, the articles of incorporation provides that directors of Gasco shall have no personal liability to Gasco or its stockholders for monetary damages for breach of fiduciary duty as a director, except (1) for acts or omissions which involve intentional misconduct or a knowing violation of law or (2) for unlawful payments of dividends under Section 78 of the NGCL.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

     No.                          Description

     3.1 Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's Form 8-K dated December 31, 1999, filed on January 21, 2000).

     3.2 Amended and Restated Bylaws (incorporated by reference to Exhibit 3.4 to the Company's Form 10-Q for the quarter ended March 31, 2002, filed on May 15, 2002).

     4.1* Gasco Energy, Inc. 2003 Restricted Stock Plan.

     4.2 Stock Purchase Agreement dated July 5, 2001 between Gasco Energy, Inc. and First Ecom.com, Inc. (incorporated by reference to Exhibit 10.7 to the Company's Form 10-QSB for the quarter ended September 30, 2001, filed on November 14, 2001).

     4.3 San Joaquin Resources Inc. 1999 Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Registrant's 10-KSB filed with the SEC on April 14, 2000).

     5.1* Opinion of Dill Dill Carr Stonbraker & Hutchings, P.C.

     23.1* Consent of Deloitte & Touche LLP.

     23.2* Consent of Wheeler Wasoff, P.C.

     23.3*Consent of Dill Dill Carr Stonbraker & Hutchings,  P.C.  (contained in
          Exhibit 5.1 hereto).

     24.1*Powers  of  Attorney   (included  on  the   signature   page  to  this
          registration statement).

 ---------------
 *filed herewith

Item 9.  Undertakings.

(a)  The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement; and

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

          (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

               provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 9th day of June, 2003.

                                                GASCO ENERGY, INC.


                                                By: /s/ W. King Grant
                                                    -------------------
                                                     W. King Grant
                                                     Executive Vice President
                                                     and Chief Financial Officer

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints W. King Grant and Michael K. Decker, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-8 Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    Signature                      Title                              Date


                          Director and President and Chief        June 9, 2003
/s/ Mark A. Erickson       Executive Officer (Principal
----------------------         Executive Officer)
Mark A. Erickson


/s/ Marc Bruner                      Director                     June 9, 2003
---------------------
Marc Bruner


/s/ Richard J. Burgess               Director                     June 9, 2003
----------------------
Richard J. Burgess


----------------------               Director                     June 9, 2003
Charles B. Crowell


                          Executive Vice President and Chief      June 9, 2003
/s/ W. King Grant       Financial Officer (Pincipal Financial
---------------------   Officer and Principal Accounting Officer
W. King Grant


/s/ Richard S. Langdon                Director                    June 9, 2003
----------------------
Richard S. Langdon


----------------------                Director                    June 9, 2003
Carmen Lotito


/s/ Carl Stadelhofer                  Director                     June 9 2003
--------------------
Carl Stadelhofer





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                                INDEX TO EXHIBITS

           No.                    Description

          3.1 Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's Form 8-K dated December 31, 1999, filed on January 21, 2000).

          3.2  Amended and Restated Bylaws (incorporated by reference to Exhibit
               3.4 to the Company's Form 10-Q for the quarter ended March 31, 2002, filed on May 15, 2002).

          4.1* Gasco Energy, Inc. 2003 Restricted Stock Plan.

          4.2 Stock Purchase Agreement dated July 5, 2001 between Gasco Energy, Inc. and First Ecom.com, Inc. (incorporated by reference to
               Exhibit 10.7 to the Company's Form 10-QSB for the quarter ended September 30, 2001, filed on November 14, 2001).

          4.3 San Joaquin Resources Inc. 1999 Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Registrant's 10-KSB filed with the SEC on April 14, 2000).

          5.1* Opinion of Dill Dill Carr Stonbraker & Hutchings, P.C.

          23.1* Consent of Deloitte & Touche LLP.

          23.2* Consent of Wheeler Wasoff, P.C.

          23.3*Consent  of  Dill  Dill  Carr   Stonbraker  &   Hutchings,   P.C.
               (contained in Exhibit 5.1 hereto).

          24.1*Powers of Attorney (included on the signature page to this registration statement).

         ---------------
         *filed herewith




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